UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2017
SPECTRUM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 S. Eastern Ave., Ste. 240, Henderson, NV	89052
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (702) 835-6300
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 13, 2017 at the Company’s corporate headquarters located at 11500 S. Eastern Avenue, Suite 240, Henderson, Nevada 89052. As of April 17, 2017, the record date for the Annual Meeting, a total of 80,443,922 shares were entitled to vote, of which a total of 70,980,202 shares were present in person or by proxy at the Annual Meeting constituting a quorum for the conduct of business thereat.
The following sets forth detailed information regarding the voting results at the Annual Meeting for each of the matters voted upon by the stockholders. These matters are described in more detail in the Company's definitive proxy statement on Schedule 14A, which the Company filed with the Securities and Exchange Commission on April 17, 2017 (the "Proxy Statement").
Proposal No. 1:
The Company’s stockholders elected each of the seven nominees named below to serve on the Company’s Board of Directors for a one-year term expiring at the annual meeting of stockholders in 2018 and until their respective successors are duly elected and qualified, or until their earlier resignation or removal.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Raymond W. Cohen	37,223,271	17,098,120	16,658,811
Gilles R. Gagnon	41,004,858	13,316,533	16,658,811
Stuart M. Krassner	38,013,573	16,307,818	16,658,811
Luigi Lenaz	26,225,190	28,096,201	16,658,811
Anthony E. Maida	37,003,558	17,317,833	16,658,811
Rajesh C. Shrotriya	40,804,085	13,517,306	16,658,811
Dolatrai Vyas	37,613,210	16,708,181	16,658,811

Proposal No. 2:
The Company’s stockholders did not approve by advisory vote the executive compensation detailed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,752,273	30,309,362	259,756	16,658,811
Proposal No. 3:
The Company’s stockholders voted that the frequency of the advisory vote on executive compensation should be every year, by a vote as follows.

Annual	Bi-Annual	Tri-Annual	Abstentions
44,264,130	188,932	9,724,272	144,057
Based on these results, the Company has decided to hold a stockholder advisory vote to approve executive compensation every year, until the next stockholder advisory vote on the frequency of the stockholder advisory vote to approve executive compensation. A stockholder advisory vote on the frequency of stockholder advisory votes to approve executive compensation is required to be held at least once every six years.

Proposal No. 4:
The Company’s stockholders approved the ratification of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2017.

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,866,460	752,040	361,702	0
Proposal No. 5:
The Company’s stockholders approved a stockholder proposal regarding majority voting, as detailed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,720,648	7,203,144	397,599	16,658,811
The Company's Board of Directors, including the Compensation Committee, acknowledges the votes for the foregoing proposals at the annual meeting, including the advisory vote on executive compensation, and looks forward to continuing a constructive dialogue with the stockholders in the coming months.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 16, 2017
Spectrum Pharmaceuticals, Inc.

By:	/s/ Kurt A. Gustafson
Kurt A. Gustafson
Executive Vice President and
Chief Financial Officer